EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas C. Wilder III, President and Chief Executive Officer of Micro Therapeutics, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003
/s/ THOMAS C. WILDER III

Thomas C. Wilder III President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Micro Therapeutics and will be retained by Micro Therapeutics and furnished to the Securities and Exchange Commission or its staff upon request.